UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 23, 2008 (December 17, 2008)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

 (973) 496-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

             On December 17, 2008, we were notified by the New York Stock Exchange that we had fallen below the NYSE’s continued listing standard relating to minimum share price.  Rule 802.01C of the NYSE’s Listed Company Manual requires that our common stock have a minimum average closing price of not less than $1.00 during a consecutive 30 trading-day period.

            We intend to notify the NYSE that we will seek to cure the deficiency.  In the event that the Company fails to meet this standard at the expiration of the six-month period, subject to possible extension, the NYSE will commence suspension and delisting procedures.

 Under the NYSE rules, our common stock will continue to be listed on the NYSE during the cure period, subject to our compliance with other NYSE continued listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC. /s/ Jean M. Sera
By:	Jean M. Sera Senior Vice President and Secretary

Date:  December 23, 2008